UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2004

KERR-McGEE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 270-1313

(Registrant’s telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

On June 25, 2004, Kerr-McGee Corporation (“Kerr-McGee”) issued a press release announcing the closing of the merger of Westport Resources Corporation (“Westport”) with and into Kerr-McGee (Nevada) LLC, a wholly owned subsidiary of Kerr-McGee (“Merger Sub”).  Merger Sub is the surviving entity of the merger continuing as a wholly owned subsidiary of Kerr-McGee.  The merged company will be headquartered in Oklahoma City, Oklahoma.  As a result of the merger, each outstanding share of Westport common stock was cancelled and converted into the right to receive .71 shares of Kerr-McGee common stock.  The merger is valued at approximately $4.6 billion based on the weighted average price of Kerr-McGee’s common stock for a period of two days before and after April 7, 2004, the announcement date of the merger, plus the estimated value of assumed liabilities as of March 31, 2004.  The press release is attached hereto as an exhibit and is incorporated by reference herein.

The terms of the merger were described in the Joint Proxy Statement/Prospectus of Kerr-McGee and Westport included in Amendment No. 1 to the Registration Statement on Form S–4/A (Registration No.: 333–114886) filed by Kerr-McGee with the Securities and Exchange Commission (the “SEC”) on May 18, 2004.

Item 7.  Financial Information, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired.  The audited consolidated financial statements of Westport included in its Annual Report on Form 10–K for the year ended December 31, 2003, and the unaudited consolidated financial statements of Westport as of and for the three months ended March 31, 2004, were filed as Exhibits 99.1 and 99.2, respectively, to Kerr-McGee’s Current Report on Form 8-K filed with the SEC on June 21, 2004, and are incorporated by reference herein.

(b)  Pro Forma Financial Information.  The unaudited pro forma condensed combined financial statements were filed as Exhibit 99.3 to Kerr-McGee’s Current Report on Form 8-K filed with the SEC on June 21, 2004, and are incorporated by reference herein.  Such unaudited pro forma financial information has been prepared to present a picture of the results of operations of the combined company after giving effect to the merger of Westport with and into Merger Sub, absent any operational or other changes, had Kerr-McGee and Westport’s businesses been combined for the periods and at the dates indicated.  The unaudited pro forma condensed combined financial statements incorporated by reference herein are identical to the ones included in Amendment No. 1 to the Registration Statement on Form S–4/A (Registration No.: 333–114886) filed by Kerr-McGee with the SEC on May 18, 2004.

(c)  Exhibits.

2.1                                   Agreement and Plan of Merger by and among Kerr-McGee, Merger Sub and Westport, dated as of April 6, 2004 (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus of Kerr-McGee and Westport included in the Registration Statement on Form S–4 (Registration No.: 333–114886) filed by Kerr-McGee with the SEC on April 27, 2004)

99.1         Press Release dated June 25, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-McGEE CORPORATION

Date: June 25, 2004	By:	/s/ John M. Rauh
John M. Rauh
Vice President and Controller

EXHIBIT INDEX

2.1                                   Agreement and Plan of Merger by and among Kerr-McGee, Merger Sub and Westport, dated as of April 6, 2004 (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus of Kerr-McGee and Westport included in the Registration Statement on Form S–4 (Registration No.: 333–114886) filed by Kerr-McGee with the SEC on April 27, 2004)

99.1         Press Release dated June 25, 2004